EMPLOYMENT AGREEMENT


     This Employment Agreement ("Agreement"), is entered into as of January 1, 1996, by and between INSIGNIA FINANCIAL GROUP, INC., a Delaware corporation with an office at One Insignia Financial Plaza, Post Office Box 1089, Greenville, South Carolina 29602 ("Company"), and JOHN K. LINES an individual with an office at One Insignia Financial Plaza, Post Office Box 1089, Greenville, South Carolina 29602 ("Executive").

                                   Background

     The Company desires to assure itself of the services of the Executive for the period provided in this Agreement, and the Executive is willing to serve in the employ of the Company for such period upon the terms and conditions provided in this Agreement.

                             Statement of Agreement

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, in each case upon the terms and conditions set forth herein, for a period commencing on January 1, 1996, and ending on June 30, 1997, subject to earlier termination as set forth herein (such period, as it may be so terminated, being referred to herein as the "Employment Period").

     Section 2. Duties and Services.

          (a) Offices. During the Employment Period, the Executive shall serve as General Counsel and Secretary of the Company. In the performance of his duties hereunder, the Executive shall report to and shall be responsible to the President of the Company's Financial Services Division. The Executive agrees to his employment as described in this Section 2, and agrees to devote substantially all of his time and efforts to the performance of his duties hereunder and to Metropolitan Asset Enhancement, L.P. and its subsidiaries. The Executive shall be available to travel as the needs of the business of the Company require.

          (b) Location of Office. During the Employment Period, the Executive's office shall be located in offices of the Company located in Greenville, South Carolina. The Company will provide the Executive with his current office, use of an executive secretary, and other support appropriate to his duties hereunder. The Executive will relocate, within a reasonable period of time, to any location in the continental United States where the



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     Company's  principal  executive  offices are relocated if there is at least one year remaining in the Employment Period, and in connection therewith, the Company shall pay for relocation expenses incurred in connection therewith that are of the type customarily paid by the Company with respect to relocations of executives holding a similar executive position.

          (c) Primary Responsibilities. During the Employment Period, the Executive shall have such responsibilities as are assigned to him by the President of the Company's Financial Services Division.

     Section 3. Compensation. As full compensation for his services hereunder, the Company shall pay, grant, issue or give, as the case may be, to the Executive the following:

          (a) Base Salary. Subject to the provisions of Sections 6 and 7, a base salary at the rate of $160,000 per annum ("Base Salary"), which Base Salary shall be paid to the Executive in accordance with the customary executive payroll policy of the Company as in effect from time to time; provided, however, that the Base Salary, as in effect at any time and from time to time, may be increased by action of the Board of Directors.

          (b) Annual Bonus. An annual bonus ("Bonus"), the amount of which shall be determined by the Board of Directors of the Company, acting in its sole discretion, and shall be paid to the Executive, with respect to any fiscal year of the Company, before the expiration of sixty (60) days after the end of such fiscal year.

          (c) Fringe Benefit Programs. In addition to the other benefits provided to the Executive hereunder and to the extent he satisfies the eligibility requirements thereof and to the extent permitted by law, participation in fringe benefit programs introduced generally to senior corporation officers of the Company or generally to employees of the Company, including, without limitation, pension, profit sharing, stock purchase, savings, bonus, disability, life insurance, health insurance, hospitalization, dental, deferred compensation and other plans and policies authorized on the date hereof or in the future.

          (d) Perquisites. In addition to the other benefits provided to the Executive hereunder, and at the sole cost and expense of the Company except as otherwise provided herein:

               (i)  A  membership  at  The  Commerce  Club,  Greenville,   South
          Carolina; and

               (ii) Reasonable consultations with financial and tax advisors or counselors, including annual income tax preparation.

          (e) Expense Reimbursement. Reimbursement of the Executive for all out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, including professional activities and membership fees and dues relating to professional organizations of which the Executive currently is a member or is directed to be a member by the President of the Company's Financial Services Division, upon the presentation of appropriate documentation therefor in accordance with the then regular procedures of the Company.

          (f) Vacations. Paid vacations and leaves-of-absence in accordance with the then regular procedures of the Company governing executives, which policy currently provides four (4) weeks of paid vacation per year on a non-cumulative basis.

     Section 4. Representations, Warranties and Covenants of the Executive. The Executive represents and warrants to the Company as follows:

          (a) He is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder; and

          (b) He is under no physical or mental disability that would hinder his performance of duties under this Agreement.

     Section 5. Non-Competition.

          (a) In view of the unique and valuable services it is expected the Executive will render to the Company, the Executive's knowledge of the customers, trade secrets and other proprietary information relating to the business of the Company and its customers and suppliers, and similar knowledge regarding the Company it is expected the Executive will obtain, the Executive agrees that during the Employment Period and for a period of one (1) year thereafter, he will not compete with or be engaged in the same business as, or Participate In (as hereinafter defined) any other business or organization which, at the time of the cessation of the Employment Period, competes with or is engaged in the same business as the Company, with respect to any product or service sold or activity engaged in by the Company in any geographical area which at the time of such cessation such product or service is sold or activity is engaged in by the Company; provided, however, that the provisions of this Section 5 shall not be interpreted to preclude the Executive, at any time and from time to time, from (a) Participating In any other person or organization if approved by a majority of the independent Directors of the Company, or (b) to the extent otherwise prohibited hereby, owning not more than five (5%) percent of the outstanding capital stock of any publicly-traded person. The terms "Participate In" and "Participating In" shall mean "directly or indirectly, for his own benefit or for, with or through any other person, own or owning, manage or managing, operate or operating, control or controlling, loan money to or lending money to, or participate in or participating in, as the case may be, the ownership, management, operation, or control of or be connected or being connected, as the case may be, as a director, officer, employee, partner, consultant, agent, independent contractor or otherwise with, or acquiesce or acquiescing, as the case may be, in the use of his name in". The Executive will not directly or indirectly employ any person who, at any time up to such cessation, was an employee of the Company, within a period of two (2) years after such person leaves the employ of the Company.

          (b) All confidential information which the Executive may now possess, may obtain during or after the Employment Period, or may create prior to the end of the Employment Period or otherwise relating to the business of the Company or any of its subsidiaries or affiliates or of any customer or supplier of any of them shall not be published, disclosed or made accessible by him to any other person, either during or after the termination of his employment, or used by him except during the Employment Period in the business and for the benefit of the Company and its subsidiaries and affiliates. The Executive shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment hereunder.

          (c) Since a breach of the provisions of this Section 5 could not adequately be compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to seek an injunction restraining such breach. The Executive agrees that the provisions of this Section 5 are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Section 5 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

     Section 6. Termination.

          (a) Definitions.

               (i) Death Termination Event. As used herein, "Death Termination Event" shall mean the death of the Executive.

               (ii) Disability Termination Event. As used herein, "Disability Termination Event" shall mean a circumstance where the Executive is physically or mentally incapacitated or disabled or otherwise unable to fully discharge his duties hereunder for a period of 185 consecutive days.

               (iii) Estate. As used herein, "Estate" shall mean (A) in the event that the last will and testament of the Executive has not been probated at the time of determination, the estate of the Executive, and (B) in the event that the last will and testament of the Executive has been probated at the time of determination, the legatees of the Executor who are entitled under such will to the assets or payments at issue.

               (iv) Termination For Cause. As used herein, the term "Termination
          For  Cause"  shall  mean  the   termination  by  the  Company  of  the
          Executive's employment hereunder upon a good faith determination by majority vote of the independent members of the Board of Directors of the Company that termination of this Agreement is necessary by reason of (A) the conviction of the Executive of a felony under state or federal law, unless in any such case the Executive performed such act in good faith and in a manner the Executive reasonably believed to be in or not opposed to the best interests of the Company,
          (B) the continued material breach by the Executive of any of the material provisions of this Agreement for a period of thirty (30) days after written notice of such breach is delivered to the Executive by the Company, (C) failure by the Executive to comply with any material directive of the Board of Directors of the Company, (D) the taking by the Executive of any action on behalf of the Company without the possession by the Executive of the appropriate authority to take such action, (E) a violation of the provisions of Section 5 or 12 by the Executive, (F) the taking by the Executive of actions in conflict of interest with the Company, given the Executive's positions with the Company and its subsidiaries and affiliates, or (G) the usurpation of a corporate opportunity of the Company by the Executive.

               (vi) Termination Without Cause. As used herein, "Termination Without Cause" shall mean any termination of the Executive's employment hereunder that is not a Termination For Cause, a Death Termination Event or a Disability Termination Event.

          (b) Death Termination Event. Upon the occurrence of a Death Termination Event, this Agreement shall terminate automatically upon the date that such Death Termination Event occurred (subject to the last sentence of this Section 6), whereupon the Company shall continue to pay the then-current Base Salary to the Estate for a period equal to the remaining term of the Employment Period (determined upon the assumption that the Employment Period will not be terminated prior to June 30, 1997).

          (c) Disability Termination Event. Upon the occurrence of a Disability Termination Event, this Agreement shall terminate automatically upon the date that such Disability Termination Event occurred (subject to the last sentence of this Section 6).

          (d) Termination For Cause. The Executive and the Company agree that the Company shall have the right to effectuate a Termination For Cause prior to June 30, 1997. Upon the occurrence of a Termination For Cause, this Agreement shall terminate upon the date that such Termination For Cause occurs (subject to the last sentence of this Section 6), whereupon the Executive shall be entitled to receive the Base Salary, as then in effect, to and including the date that such Termination For Cause occurs.

          (e) Termination Without Cause. Upon the occurrence of a Termination Without Cause, this Agreement shall terminate upon the date that such Termination Without Cause occurs (subject to the last sentence of this Section 6), whereupon the Company shall (A) in the event that such Termination Without Cause is not a Change In Control Termination (as defined in Section 7(b)), continue to pay the then-current Base Salary to the Executive until June 30, 1997, and (B) in the event that such Termination Without Cause is a Change In Control Termination, pay to the Executive the Farkas Termination Payment (as defined in Section 7(a)) in accordance with the provisions of Section 7.

     Notwithstanding anything in this Agreement to the contrary, (i) Sections 3(e), 4, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18 of this Agreement shall survive any termination of this Agreement or of the Executive's employment hereunder until the expiration of the statute of limitations applicable hereto, and (ii) Section 5 of this Agreement shall survive any termination of this Agreement or of the Executive's employment hereunder other than a Termination Without Cause, it being understood and agreed by the parties hereto that in the event of a Termination Without Cause, Section 5(a) of this Agreement shall be terminated in its entirety as of the date of such Termination Without Cause.

     Section 7. Farkas Termination Event.

          (a) Definitions.

               (i) Code. As used herein, the term "Code" shall mean the Internal
          Revenue  Code  of  1986,   as  amended  on  the  date  hereof  and  as
          subsequently amended, modified or superseded.

               (ii) Farkas Termination Event. As used herein, the term "Farkas Termination Event" shall have the meaning ascribed to (A) the term "Change in Control" pursuant to Section 7(a) of that certain Employment Agreement, dated as of September 1, 1993, by and between the Company and Andrew Lawrence Farkas, as amended from time to time (the "Farkas Employment Agreement"), (B) the term "Influence Change In Control" pursuant to Farkas Employment Agreement, and/or (C) the term "Stock Change In Control" pursuant to Section 7(a) of the Farkas Employment Agreement. A copy of the definitions of such terms in the Farkas Employment Agreement is attached hereto as Schedule 1 and is hereby made a part hereof.

               (iii) Farkas Termination Payment. As used herein, the term "Farkas Termination Payment", as determined at any time, shall mean the Base Salary as in effect at such time, multiplied by three; provided, however, that if at such time such payment, if made, would be subject to an excise tax pursuant to Section 4999 of the Code, or any successor law, rule or regulation, then such payment shall mean the Base Salary as in effect at such time, multiplied by three, plus an amount sufficient to pay such excise tax (taking into account the fact that such additional amount may in and of itself be subject to such excise tax).

          (b) Farkas Termination Event. Upon the occurrence of a Farkas Termination Event during the Employment Period, (i) this Agreement shall be terminated as of the date of such Farkas Termination Event (a "Change In Control Termination"), (ii) the provisions of Section 6(e) of this Agreement shall be in effect as of the date of such Farkas Termination Event, and (iii) the Company shall pay to the Executive, in immediately available funds, the Farkas Termination Payment on the date of the occurrence of such Farkas Termination Event; provided, however, that a Farkas Termination Event, and a Change In Control Termination, shall be deemed to have not occurred hereunder in such event if, (x) in the case of the disposition of the properties and business of the Company, substantially as an entity, by merger, consolidation, sale of assets or otherwise, the purchaser or surviving entity, as the case may be, and the Executive mutually agree to continue the Executive's employment hereunder for the remainder of the Employment Period at a Base

     Salary equal to one hundred fifty (150%) percent of the then-current Base Salary, or (y) in any other case, the Company and the Executive mutually agree to continue the Executive's employment hereunder for the remainder of the Employment Period at a Base Salary equal to one hundred fifty (150%) percent of the then-current Base Salary.

     Section 8. Indemnification. The Company has indemnified the Executive pursuant to the terms of an Indemnification Agreement which was executed by the Company and the Executive and delivered by the Company to the Executive and by the Executive to the Company as of May 25, 1995.

     Section 9. Withholding. The Company shall be entitled to withhold from amounts payable to the Executive hereunder such amounts as may be required by applicable law to be so withheld.

     Section 10. Survival. The covenants, agreements, representations and warranties contained in or made pursuant to this Agreement shall survive the termination of this Agreement, irrespective of any investigation made by or on behalf of any party hereto. All confidential information which the Executive may now possess, may obtain during or after the Employment Period, or may create prior to the end of the Employment Period or otherwise relating to the business of the Company or any of its subsidiaries or affiliates or of any customer or supplier of any of them shall not be published, disclosed or made accessible by him to any other person, either during or after the termination of his employment, or used by him except during the Employment Period in the business and for the benefit of the Company and its subsidiaries and affiliates. The Executive shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment hereunder.

     Section 11. Modification. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

     Section 12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given, at the address of such party set forth in the preamble to this Agreement (or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 2). Notice to the Estate shall be sufficient if addressed to the Executive as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     Section 13. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     Section 14. Binding Effect. The Executive's rights and obligations under this Agreement shall not be transferrable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance or the claims of the Executive's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of the Executive and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors.

     Section 15. Headings. The headings in this Agreement are solely for convenience of reference, and shall be given no effect in the construction or interpretation of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to the conflict of law provisions thereof.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                    INSIGNIA FINANCIAL GROUP, INC.



                                    By:  /s/ Frank M. Garrison
                                    --------------------------
                                    Name:  Frank M. Garrison
                                    Its:   Executive Managing Director



                                    /s/ John K. Lines
                                    -----------------
                                    John K. Lines